SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Eaton Vance Senior Income Trust (Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Eaton Vance Senior Income Trust Annual Meeting Of Shareholders

On November 12, 2020 Will Be A Virtual Meeting

BOSTON, MA, October 23, 2020 — The following notice relates to the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust:

Notice That Annual Meeting Of Shareholders

Will Be A Virtual Meeting

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust (the “Fund”) to be held on Thursday, November 12, 2020 at 1:00 p.m. Eastern Time (the “Meeting”) will be a virtual meeting via a web-based portal. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of September 1, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting by emailing your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will also be able to vote during the Meeting by entering the control number found on the WHITE proxy card or notice you previously received. Requests to participate in and vote at in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on November 11, 2020.

If you held Fund shares through an intermediary (such as a broker-dealer) as of September 1, 2020, and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would simply like to participate in but NOT vote at the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests for to participate in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on November 11, 2020.

The Fund and the Board are closely monitoring the evolving COVID-19 situation and if circumstances change, the Fund will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote on the WHITE proxy card in advance of the Meeting by one of the methods described in the Fund’s proxy materials. The proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The WHITE proxy card included with the Fund’s previously distributed proxy materials will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in advance of the Meeting. Please contact AST at (800) 992-3086 with any questions regarding accessing the Meeting.

By Order of the Board of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

About Eaton Vance Corp.

The Fund’s investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. Eaton Vance Corp. (NYSE: EV) provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of September 30, 2020, Eaton Vance had consolidated assets under management of $517.0 billion. For more information, visit eatonvance.com.

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